                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      Brocade Communications Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                 [BROCADE LOGO]

                      BROCADE COMMUNICATIONS SYSTEMS, INC.
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 3, 1999

                            ------------------------

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Brocade Communications Systems, Inc., a Delaware corporation ("Brocade"), will be held on November 3, 1999 at 9:30 a.m., local time, at the offices of the Company, 1901 Guadalupe Parkway, San Jose, California, 95131, to approve an increase in the number of authorized shares of Common Stock from 50,000,000 shares to 200,000,000 shares in order to allow the Company to effect a two-for-one stock split in the form of a stock dividend.

     The foregoing item of business is more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on October 7, 1999 are entitled to notice of and to vote at this meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy card as promptly as possible in the enclosed self-addressed envelope. Any stockholder attending the meeting may vote in person even if he or she returned a proxy. However, if a stockholder's shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote at the meeting, the stockholder must obtain from the record holder a proxy issued in his or her name.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          --------------------------------------
                                          Michael Byrd
                                          Vice President, Finance and Chief
                                          Financial Officer
                                          and Assistant Secretary

San Jose, California
October 13, 1999

                      BROCADE COMMUNICATIONS SYSTEMS, INC.
                             1901 GUADALUPE PARKWAY
                           SAN JOSE, CALIFORNIA 95131

                            ------------------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF STOCKHOLDERS

     The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of Brocade Communications Systems, Inc. a Delaware corporation (the "Company"), for use at the Special Meeting of Stockholders (the "Special Meeting") to be held on Wednesday, November 3, 1999 at 9:30 a.m., local time, at the Company's offices at 1901 Guadalupe Parkway, San Jose, California, 95131, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. The Company's principal executive offices are located at 1901 Guadalupe Parkway, San Jose, California, 95131. The Company's telephone number at that location is (408) 487-8000.

     The Company intends to mail this proxy statement and accompanying proxy card on or about October 13, 1999 to all stockholders entitled to vote at the meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE AND SHARE OWNERSHIP

     Stockholders of record at the close of business on October 7, 1999 (the "Record Date") are entitled to notice of and to vote at the special meeting. At
the Record Date,                shares of the Company's common stock ("Common
Stock") were issued and outstanding and held of record by approximately stockholders.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (attention:
Michael Byrd, Vice President, Finance and Chief Financial Officer and Assistant Secretary) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting of stockholders and voting in person.

VOTING AND SOLICITATION

     Each share of Common Stock outstanding on the Record Date is entitled to one vote. The required quorum for the transaction of business at the Special Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be counted by the Company as present at the meeting. Abstentions will also be counted by the Company in determining the total number of votes cast with respect to the Proposal. Broker non-votes will not be counted in determining the number of votes cast with respect to the Proposal.

     The cost of soliciting proxies will be borne by the Company. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by telephone or facsimile. In addition, the Company may retain the services of one or more firms to assist in the solicitation of proxies, for an estimated fee of $5,000 plus reimbursement of expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of September 30, 1999 of (i) each person known to the Company to beneficially own more than 5% of the Common Stock, (ii) each director or director nominee of the Company, (iii) each executive officer of the Company for whom information is given in the Summary Compensation Table in the Registration Statement on Form S-1 declared effective by the Securities and Exchange Commission on May 24, 1999, and (iv) all directors and executive officers of the Company as a group.

                                                               NUMBER OF SHARES    PERCENT OF SHARES
            NAME AND ADDRESS OF BENEFICIAL OWNER              BENEFICIALLY OWNED   BENEFICIALLY OWNED
            ------------------------------------              ------------------   ------------------
NAMED EXECUTIVE OFFICERS AND DIRECTORS
Gregory L. Reyes............................................      1,410,110                5.3%
Bruce L. Bergman............................................        486,530                1.8
Kumar Malavalli.............................................        540,550                2.0
Paul R. Bonderson, Jr.......................................        763,000                2.9
Victor M. Rinkle............................................        168,000                  *
Charles W. Smith(1).........................................        170,100                  *
Neal Dempsey(2).............................................        638,042                2.4
  c/o Bay Partners Inc.
  10600 N. De Anza Blvd., Suite 100
  Cupertino, CA 95054
Mark Leslie(3)..............................................        109,670                  *
Seth D. Neiman(4)...........................................      5,624,407               21.0
Larry W. Sonsini............................................         12,707                  *
5% STOCKHOLDERS
Crosspoint Venture Partners(5)..............................      5,268,949               19.7
  2925 Woodside Road
  Woodside, CA 94062
ALL EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP (13
  PERSONS)..................................................      5,017,292               18.8

---------------
*  Less than one percent of the outstanding Common Stock.

(1) Includes 8,000 shares held by CharlesWhitney Smith and Helen Clute Smith Irrevocable Trust for the benefit of Chelsea Marcelle Smith and Alexander Joseph Smith Dated April 30, 1999.

(2) Mr. Dempsey is a general partner of Bay Partners SBIC, L.P. and is a director of Brocade. Includes 638,042 shares held by Bay Partners SBIC, L.P. Mr. Dempsey disclaims beneficial ownership of shares held by this entity, except to the extent of his proportional interest arising from his partnership interest in Bay Partners SBIC, L.P.

(3) Includes 26,664 shares held by Leslie Investments, LLC and 83,006 shares held by The Mark & Debra Leslie Foundation.

(4) Mr. Neiman is a partner of Crosspoint Venture Partners and the Chairman of the board of directors of Brocade. Includes 4,620,764 shares held by Crosspoint Venture Partners 1993, 506,826 shares held by Crosspoint Venture Partners LS Fund 1997 and 141,359 shares held by Crosspoint 1993 Entrepreneurs Fund. Mr. Neiman disclaims beneficial ownership of shares held by these entities, except for his proportional interest arising from his partnership interest in Crosspoint Venture Partners.

(5) Represents 4,620,764 shares held by Crosspoint Venture Partners 1993, 506,826 shares held by Crosspoint Venture Partners LS Fund 1997 and 141,359 shares held by Crosspoint 1993 Entrepreneurs Fund. Mr. Neiman is a partner of Crosspoint Venture Partners and has dispositive and voting power for these shares.

                                PROPOSAL NO. 1:

          INCREASE IN THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

GENERAL

     The Company's Certificate of Incorporation currently authorizes the issuance of 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. In September 1999, the Board of Directors adopted a resolution approving an amendment to the Certificate of Incorporation to increase the authorized number of shares of Common Stock to 200,000,000 shares, subject to stockholder approval of the amendment. No change is being proposed to the authorized number of shares of Preferred Stock.

CURRENT USE OF SHARES

     As of September 30, 1999, the Company had approximately 26,712,921 shares of Common Stock outstanding, approximately 3,196,331 shares of Common Stock reserved for future issuance under the Company's incentive stock plans, of which approximately 2,769,247 shares are covered by outstanding options and approximately 427,084 shares are available for future grant or purchase, and approximately 18,000 shares of Common Stock reserved for issuance upon exercise of outstanding warrants. Based upon the foregoing number of outstanding and reserved shares of Common Stock, the Company has approximately 20,072,748 shares remaining available for other purposes.

PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION

     The Board of Directors has adopted resolutions setting forth the proposed amendment to the first sentence of Article 4 of the Company's Certificate of Incorporation (the "Amendment"), the advisability of the Amendment, and a call for submission of the Amendment for approval by the Company's stockholders at the Special Meeting. The following is the text of Article 4 of the Certificate of Incorporation of the Company, as proposed to be amended:

     The Company is authorized to issue two classes of shares of stock to be designated, respectively, Common Stock, $0.001 par value, and Preferred Stock, $0.001 par value. The total number of shares that the Company is authorized to issue is 205,000,000 shares. The number of shares of Common Stock authorized is 200,000,000. The number of shares of Preferred Stock authorized is 5,000,000.

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT

     The Board of Directors believes that it is in the Company's best interest to increase the number of shares of Common Stock that it is authorized to issue in order to allow the Company to effect a two-for-one stock split in the form of a stock dividend. Under the current Certificate of Incorporation, the Board of Directors may not authorize future stock splits or declare additional stock dividends without first soliciting and obtaining stockholder approval if following such action the total number of shares of Common Stock outstanding and reserved for issuance would exceed 50,000,000 shares. Under the Certificate of Incorporation as amended, the Board of Directors would have the ability to authorize a two-for-one stock split in the form of a stock dividend.

     The Board of Directors also believes that the availability of additional authorized but unissued shares will provide it with the flexibility to issue Common Stock for other proper corporate purposes which may be identified in the future, such as to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares for issuance under such plans and to effect additional stock splits in the future. The Board of Directors has no immediate plans, understandings, agreements or commitments to issue additional Common Stock for any such purpose.

     The Board of Directors believes that the proposed increase in the authorized Common Stock will make available sufficient shares to effect a two-for-one stock split in the form of a stock dividend and should the Company decide to use its shares for one or more of such previously mentioned purposes or otherwise. No additional action or authorization by the Company's stockholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which the Common Stock is then listed or quoted. The Company reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board of Directors.

     Under the Company's Certificate of Incorporation, the Company's stockholders do not have preemptive rights with respect to Common Stock. Thus, should the Board of Directors elect to issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase such shares. In addition, if the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on earnings per share, voting power, and share holdings of current stockholders.

     The proposed amendment to increase the authorized number of shares of Common Stock could, under certain circumstances, have an anti-takeover effect, although this is not the intention of this proposal. For example, in the event of a hostile attempt to take over control of the Company, it may be possible for the Company to endeavor to impede the attempt by issuing shares of the Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. The Amendment therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed Amendment may limit the opportunity for the Company's stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may have the effect of permitting the Company's current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company's business. However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present and entitled to vote at the Special Meeting, assuming a quorum is present, is necessary for approval of the Amendment. Therefore, abstentions and broker non-votes (which may occur if a beneficial owner of stock where shares are held in a brokerage or bank account fails to provide the broker or the bank voting instructions as to such shares) effectively count as votes against the Amendment.

RECOMMENDATION OF THE BOARD

     The Board of Directors recommends that the stockholders vote "FOR" the proposal to amend the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 50,000,000 shares to 200,000,000 shares.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 2000 Annual Meeting of Stockholders must be received by the Company at a reasonable time before the Company begins to print and mail its proxy materials.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in such manner as the Board may recommend.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ MICHAEL BYRD

                                          --------------------------------------
                                          Michael Byrd
                                          Vice President, Finance and Chief
                                          Financial Officer
                                          and Assistant Secretary

San Jose, California
October 13, 1999

                                      LOGO

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                      BROCADE COMMUNICATIONS SYSTEMS, INC.
                         SPECIAL MEETING OF STOCKHOLDERS
                                NOVEMBER 3, 1999


        The undersigned stockholder(s) of Brocade Communications Systems, Inc., a Delaware corporation, hereby acknowledge(s) receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated October 13, 1999, and hereby appoints Gregory L. Reyes and Michael Byrd, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of Brocade Communications Systems, Inc. to be held November 3, 1999, at 9:30 a.m., Pacific Standard Time, at the offices of Brocade Communications Systems, Inc., 1901 Guadalupe Parkway, San Jose, California, 95131, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side:

              CONTINUED, AND TO BE SIGNED AND DATED ON REVERSE SIDE

                 THE DIRECTORS RECOMMEND A VOTE "FOR" PROPOSAL 1

1. Proposal to amend Brocade Communications Systems, Inc.'s Certificate of Incorporation to increase the authorized number of shares of Common Stock from 50,000,000 shares to 200,000,000 shares

 [ ]    FOR                  [ ]     AGAINST                      [ ]    ABSTAIN


and in their direction, upon such other matters which may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1. If any other matters properly come before the meeting, the persons named in this proxy will vote, in their discretion.


Dated                                   PLEASE SIGN exactly as your name appears
                                        at left. Joint owners should each sign.
                                        Executors, administrators, trustees,
______________________________________  etc., should so indicate when signing.
Signature(s) of Stockholder(s) in Box   If signer is a corporation, please sign
                                        full name by duly authorized officer.



                                        Address change? Mark box [ ] Indicate
                                        change at left